Exhibit 99.1

News Release

LANXESS successfully completes acquisition of Chemtura
LANXESS AG
Corporate Communications
50569 Cologne
Germany

Ingo Drechsler
Phone +49 221 8885-3790
ingo.drechsler@lanxess.com

Rudolf  Eickeler
Phone +49 221 8885-4483
rudolf.eickeler@lanxess.com

Alexander Böhm
Phone +49 221 8885-4746
alexander.boehm@lanxess.com

•	Acquisition cleared by all required regulatory authorities
•	Combined additives business with annual sales of approximately EUR 2 billion is a further strong pillar in the group
•	Increased footprint in the North American growth region
•	Zachert: “This acquisition is another major step in our realignment process.”

Cologne – Specialty chemicals company LANXESS has successfully completed the acquisition of U.S. company Chemtura, one of the world’s leading suppliers of flame retardant and lubricant additives, earlier than originally expected effective April 21, 2017. All required regulatory authorities have cleared the transaction. Already in February 2017, Chemtura’s shareholders voted to approve the acquisition. With a total enterprise value of EUR 2.4 billion, Chemtura is the largest acquisition in the history of LANXESS. The acquisition significantly expands the company’s additives portfolio and makes LANXESS one of the world’s leading players in this growth field, which is one of the most attractive in the specialty chemicals industry. In addition to additives, Chemtura’s urethanes and organometallics businesses will be integrated into the LANXESS portfolio. The Cologne-based specialty chemicals company will absorb some 2,500 Chemtura employees at 20 sites in 11 countries worldwide. The former Chemtura businesses generate annual sales of approximately EUR 1.5 billion.

“The acquisition of Chemtura is another major step in our realignment process and a significant milestone in our course of growth. The ‘new’ LANXESS is increasingly taking shape. The expansion of the additives business gives LANXESS an additional strong pillar. In its new set-up and with an even more balanced portfolio, the company will be much more stable and profitable. At the same time, Chemtura considerably strengthens our presence in the North American growth

News Release

region,” said Matthias Zachert, Chairman of the Board of Management of LANXESS AG. “We will now focus our energy on rapidly and smoothly integrating the new businesses and employees, as well as on optimally serving our new and existing customers.”

Through the acquisition LANXESS increased its footprint in North America. In this region, the company is now represented at 24 production sites (previously 12) and employs approximately 2,800 staff (previously 1,500). The region’s share in global sales increases from approximately 17 percent to approximately 21 percent.

The expected annual synergy effects from the transaction amount to approximately EUR 100 million with realization targeted until 2020. The acquisition of Chemtura is already expected to be accretive to LANXESS’s earnings per share in the first full fiscal year after closing. LANXESS financed the acquisition through two corporate bonds and a hybrid bond as well as cash. The bonds were successfully placed at attractive terms already in 2016.

Additives: a further strong pillar of LANXESS

Effective immediately, LANXESS will combine its entire additives business within the new Specialty Additives segment. This segment is an additional pillar in the LANXESS group, with annual sales of approximately EUR 2 billion and some 2,900 employees worldwide. The segment comprises the new Additives and Rhein Chemie business units. The combined business with flame retardant and lubricant additives is anchored in the Additives business unit, which is headed up by Anno Borkowsky. The Rhein Chemie business unit, headed up by Philipp Junge, comprises the existing rubber and color additives businesses of LANXESS.

LANXESS AG
Corporate Communications
50569 Cologne
Germany

Ingo Drechsler
Phone +49 221 8885-3790
ingo.drechsler@lanxess.com

Rudolf  Eickeler
Phone +49 221 8885-4483
rudolf.eickeler@lanxess.com

Alexander Böhm
Phone +49 221 8885-4746
alexander.boehm@lanxess.com

News Release

LANXESS strengthens profitable flame retardant and lubricant additives business

LANXESS is significantly strengthening its competitive position in the area of lubricant additives and synthetic lubricants for industrial applications. “We are now one of the leading suppliers of industrial lubricants and possess an integrated value chain,” explained Anno Borkowsky. LANXESS expects medium-term growth of 3 to 4 percent annually for the industrial lubricant additives market, driven primarily by steadily increasing demands placed on lubricants as regards performance capability and environmental compatibility.

LANXESS is also significantly expanding its market position for flame retardant additives and now also operates the former Chemtura businesses with brominated flame retardant additives, bromine and bromine derivatives. Due to their high effectiveness, these substances are used among others in the construction industry and are an ideal complement for the existing LANXESS business with phosphorus-based flame retardant additives. “Flame retardance requirements are continuously rising due particularly to the trend toward energy-efficient construction. This acquisition will also make us one of the world’s leading suppliers of flame retardant additives. As of today, we can offer our customers an array of complementary brominated and phosphorus-based products from a single source,” said Borkowsky. LANXESS also expects medium-term annual growth rates of 3 to 4 percent for the area of flame retardant additives.

New fields of business for LANXESS: urethanes and organometallics

The urethanes business is new for LANXESS. Effective immediately, it will be placed within the newly formed Urethane Systems business unit headed up by Markus Eckert. The product range includes hot-cast prepolymers, special aqueous urethane dispersions and polyester polyols. These are components of specialty polyurethanes,

LANXESS AG
Corporate Communications
50569 Cologne
Germany

Ingo Drechsler
Phone +49 221 8885-3790
ingo.drechsler@lanxess.com

Rudolf  Eickeler
Phone +49 221 8885-4483
rudolf.eickeler@lanxess.com

Alexander Böhm
Phone +49 221 8885-4746
alexander.boehm@lanxess.com

News Release

used primarily in the construction, mining, oil, gas, athletic equipment and electronics industries. These plastics are used, for example, to manufacture rollers for conveyor belts or inline skates. Urethane Systems will join the existing High Performance Materials business unit of LANXESS to form the new Engineering Materials segment.

Also new in the LANXESS portfolio is the organometallics business. These are chemical compounds that are used, among other applications, as catalysts in polymers production or for the synthesis of fine chemicals and pharmaceuticals. With immediate effect, this business is being managed in the existing Advanced Industrial Intermediates business unit of LANXESS.

Please note: Financial data are based on a USD/euro exchange rate of 1.10.

LANXESS is a leading specialty chemicals company with sales of EUR 7.7 billion in 2016 and about 19,200 employees in 25 countries. The company is currently represented at 75 production sites worldwide. The core business of LANXESS is the development, manufacturing and marketing of chemical intermediates, additives, specialty chemicals and plastics. Through ARLANXEO, the joint venture with Saudi Aramco, LANXESS is also a leading supplier of synthetic rubber. LANXESS is listed in the leading sustainability indices Dow Jones Sustainability Index (DJSI World) and FTSE4Good.

Cologne, April 21, 2017

Forward-Looking Statements
 This company release contains certain forward-looking statements, including assumptions, opinions, expectations and views of the company or cited from third party sources. Various known and unknown risks, uncertainties and other factors could cause the actual results, financial position, development or performance of LANXESS AG to differ materially from the estimations expressed or implied herein. LANXESS AG does not guarantee that the assumptions underlying such forward-looking statements are free from errors nor does it accept any responsibility for the future accuracy of the opinions expressed in this presentation or the actual occurrence of the forecast developments. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, any information, estimates, targets and opinions, contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein, and accordingly, no representative of LANXESS AG or any of its affiliated companies or any of such person's officers, directors or employees accept any liability whatsoever arising directly or indirectly from the use of this document.

LANXESS AG
Corporate Communications
50569 Cologne
Germany

Ingo Drechsler
Phone +49 221 8885-3790
ingo.drechsler@lanxess.com

Rudolf  Eickeler
Phone +49 221 8885-4483
rudolf.eickeler@lanxess.com

Alexander Böhm
Phone +49 221 8885-4746
alexander.boehm@lanxess.com

News Release

Information for editors:
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LANXESS AG
Corporate Communications
50569 Cologne
Germany

Ingo Drechsler
Phone +49 221 8885-3790
ingo.drechsler@lanxess.com

Rudolf  Eickeler
Phone +49 221 8885-4483
rudolf.eickeler@lanxess.com

Alexander Böhm
Phone +49 221 8885-4746
alexander.boehm@lanxess.com